UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2012

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr., Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware		19890-1615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 636-6019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously discussed in the Motors Liquidation Company GUC Trust’s, or the GUC Trust’s, Current Report on Form 8-K filed on April 28, 2011, the GUC Trust was formed on March 30, 2011 pursuant to the Second Amended Joint Chapter 11 Plan, or the Plan, filed by Motors Liquidation Company (f/k/a General Motors Corporation), or MLC, and its affiliated debtors, or, collectively, the Debtors, on March 18, 2011 and as confirmed by order of the bankruptcy court for the Southern District of New York, or the Bankruptcy Court, dated March 29, 2011. Pursuant to Section 5.2(a) of the Plan and Sections 2.3(a) and 7.1 of the Motors Liquidation Company GUC Trust Agreement, or, as amended, the GUC Trust Agreement, all distributions of the common stock and warrants, or, collectively, the New GM Securities, issued by General Motors Company, or New GM, made on and prior to January 13, 2012 to beneficiaries of the GUC Trust, or GUC Trust Beneficiaries, were performed by the GUC Trust as an agent of the Debtors for U.S. federal income tax purposes.

Pursuant to Section 5.2(a) of the Plan and Section 2.3(a) of the GUC Trust Agreement, on December 15, 2011, or the GUC Trust Funding Date, MLC transferred all remaining New GM Securities then held by it to the GUC Trust. Pursuant to Section 7.1 of the GUC Trust Agreement, on and after the GUC Trust Funding Date, the GUC Trust was and is treated, for U.S. federal income tax purposes, as a “disputed ownership fund” within the meaning of Section 1.468B-9 of the Treasury Regulations promulgated under title 26 of the United States Code, or the Treasury Regulations, and is taxable as a “qualified settlement fund,” pursuant to Section 1.468B-9(c)(1)(ii) and in accordance with Section 1.468B-2 of the Treasury Regulations. On the GUC Trust Funding Date, the GUC Trust established a tax basis in the New GM Securities that were then transferred to it by MLC, other than those New GM Securities that were distributed on January 13, 2012 pursuant to Section 2.3(a) of the GUC Trust Agreement and those New GM Securities that were sold pursuant to a Bankruptcy Court order dated March 8, 2012 (as described in greater detail in the GUC Trust’s Current Report on Form 8-K filed on March 14, 2012). In the aggregate, the tax basis in such New GM Securities was approximately $1.123 billion, or the Tax Basis. As a result of its tax status as a disputed ownership fund taxed as a qualified settlement fund, the GUC Trust recognizes taxable gain and/or loss from any dispositions and distributions to GUC Trust Beneficiaries of New GM Securities (other than those distributed on or before January 13, 2012), equal to the difference between the market value of the New GM Securities at the time of disposition or distribution and the Tax Basis of such New GM Securities.

Pursuant to Section 12.1 of the Plan and Section 7.1 of the GUC Trust Agreement, the Official Committee of Unsecured Creditors of Motors Liquidation Company, or the Committee, was authorized to request, and did request, on behalf of holders of Allowed General Unsecured Claims (as defined in the Plan), a private letter ruling, or the Favorable Private Letter Ruling, from the Internal Revenue Service, or the IRS, regarding the tax treatment of the GUC Trust with respect to the New GM Securities distributed by the GUC Trust pursuant to the Plan and the GUC Trust Agreement. The Favorable Private Letter Ruling, if granted, would have eliminated the potential U.S. federal tax liability of the GUC Trust associated with any gains in the market value of the New GM Securities from the Tax Basis to the market value of the New GM Securities at the time distributed to GUC Trust Beneficiaries. We refer to such U.S. federal tax liability as the Taxes on Distribution. However, on May 7, 2012, the IRS informed representatives of the Committee that it had made a final adverse determination, or the Adverse Determination, with respect to the issuance of the Favorable Private Letter Ruling, and that such Favorable Private Letter Ruling would not be forthcoming.

In anticipation of the Adverse Determination, as of March 31, 2012, the GUC Trust withheld, or set-aside, New GM Securities in an approximate amount of $108.6 million (based upon the fair value of such New GM Securities at March 31, 2012) from distribution to holders of Units (as defined in the GUC Trust Agreement), or the Tax Holdback, in accordance with Section 6.1(e) of the GUC Trust Agreement. The Tax Holdback is intended to be used to cover the maximum potential Taxes on Distribution measured as of March 31, 2012 (based on the fair market value of the New GM Securities at March 31, 2012, reduced by certain deductions as of March 31, 2012). Following the creation of the Tax Holdback, the number of New GM Securities held by the GUC Trust which were otherwise available for distribution to holders of Units was insufficient to surpass certain distribution thresholds set forth in Section 5.4(c) of the GUC Trust Agreement. As such, no distribution to holders of Units was made for the fifth quarter of operation of the GUC Trust. The trust administrator and trustee of the GUC Trust intend to reevaluate the Tax Holdback on a quarterly basis. Separate from this process of withholding, or setting aside, New GM Securities to cover the potential Taxes on Distribution, the GUC Trust has recorded, as a matter of financial reporting, in its Statement of Net Assets a net deferred tax liability for the fair value of New GM Securities above their Tax Basis at March 31, 2012 reduced by deferred tax assets for the current year net operating loss and future deductible expenses at March 31, 2012.

Forward-Looking Statements

This Form 8-K contains forward-looking statements about the assets, prospects and plans of the GUC Trust. Actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, the GUC Trust’s incurrence of professional fees and other expenses in connection with administration of the GUC Trust, economic conditions, changes in tax and other governmental rules and regulations applicable to the GUC Trust, fluctuations in the market price of the New GM Securities, and other risks, as well as various risks and uncertainties associated with New GM, as described in New GM’s periodic and current reports filed under the Securities Exchange Act of 1934, as amended. These risks and uncertainties are beyond the ability of the GUC Trust to control, and in many cases, risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements cannot be predicted. When used in this Form 8-K, the words “believes,” “estimates,” “plans,” “expects,” “intends,” and “anticipates” and similar expressions are intended to identify forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2012

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey
Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust
Company

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